AEGON/TRANSAMERICA SERIES FUND, INC.
                    GOLDMAN SACHS GROWTH

 Supplement dated September 9, 2002 to Prospectus dated May
1, 2002.
As supplemented May 3, 2002, July 1, 2002 and August 1, 2002

Please retain this supplement for reference.

At a meeting of the Board of Directors (the "Board") of AEGON/Transamerica Series Fund, Inc. ("ATSF") on September 9, 2002, the Board was notified that Goldman Sachs Asset Management ("GSAM"), sub-adviser to Goldman Sachs Growth (the "Fund"), will no longer serve as sub-adviser to the Fund effective at close of business on October 31, 2002. As a result, effective November 1, 2002, Goldman will terminate the Sub-Advisory Agreement dated May 1, 1999, as amended, between AEGON/Transamerica Fund Advisers, Inc. ("ATFA") and GSAM, and GSAM will no longer provide sub-advisory services on behalf of the Fund.

The Board has selected Marsico Capital Management, LLC ("Marsico") to replace GSAM as sub-adviser to the Fund effective November 1, 2002. The investment advisory fee will be 0.80% of the first $250 million of the Fund's average daily net assets; 0.75% of the next $250 million of the Fund's average daily net assets; 0.70% of the next $500 million of the Fund's average daily net assets; and 0.60% of the Fund's average daily net assets in excess of $1 billion. This reflects a reduction in the overall management fees.

Also effective November 1, 2002, the Fund will be re-named "Marsico Growth." Marsico will invest, under normal market conditions, in common stocks, with at least 80% of total assets in a diversified portfolio of common stocks of large
and   medium-sized  companies  selected  for  their   growth
potential. Selection of stocks for the Fund will be based on an approach that combines "top-down" analysis of economic
and  social trends with "bottom-up" stock selection.   "Top-
down"   analysis  takes  into  consideration  micro-economic
factors such as interest rates, inflation, the regulatory environment, and the global competitive landscape, as well as the most attractive global investment opportunities,
industry  consolidation,  and  other  economic  and   social
trends. "Bottom-up" analysis emphasizes investments in well-known, high-quality companies with specific expertise or dominance, franchise durability and pricing power, solid
fundamentals   such   as  strong  balance   sheets,   strong
management, and reasonable valuations in light of projected growth rates.

While the Fund invests principally in publicly-traded U.S. securities, Marsico may invest up to 20% in the aggregate in
foreign   equity   securities  listed  on  foreign   markets
(including   securities  of  issuers   quoted   in   foreign
currencies), or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.